UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2009

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On February 9, 2009, the Company announced that Jeffry N. Quinn, Chairman and Chief Executive Officer of Solutia Inc., will address investors at the Deutsche Bank Small and Mid Cap Conference at 3:20 p.m. Eastern time on Wednesday, February 11, 2009 in Naples, Florida. A live webcast of the presentation and a replay will be available on the investors section of http://www.solutia.com for 90 days.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits: The following exhibit is attached hereto and furnished herewith.
Exhibit Number	Description
99.1	Press Release dated February 9, 2009

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC. (Registrant)
/s/ Paul J. Berra, III
Senior Vice President, General Counsel, and Chief Administrative Officer

DATE: February 11, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 9, 2009